UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08397

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17th Street, Suite 1700

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

The Corporation Trust Company

The Marsico Investment Fund

Corporation Trust Center 1209 Orange Street

Wilmington, Delaware 19802

(Name and address of Agent for Service of Process)

Copies to:

Anthony H. Zacharski

Dechert LLP

1095 6th Avenue

New York, NY 10036

Registrant's Telephone Number, including Area Code: 1-888-860-8686

Date of fiscal year end: September 30

Date of Reporting Period: September 30, 2022

Item 1.	Reports to Stockholders

THE MARSICO INVESTMENT FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

MARSICO
FUNDS®

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)
MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)
MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)
MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

OCTOBER 2022

DEAR SHAREHOLDER:

Enclosed is your annual report for each portfolio of The Marsico Investment Fund (the “Marsico Funds”) encompassing the one-year fiscal period from October 1, 2021 to September 30, 2022.

The purpose of this report is to provide a review of the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indices.

For updated information regarding each Fund’s overall investment positioning and performance, please refer to the Funds’ website at marsicofunds.com.(1)

Other Developments:

Effective July 1, 2022, Brandon A. Geisler no longer serves as a portfolio manager of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico Midcap Growth Focus Fund, or the Marsico Global Fund.

The Marsico Focus Fund is co-managed by Thomas F. Marsico (since its inception in December 1997), Peter C. Marsico (since August 2022) and James D. Marsico (since August 2022).

The Marsico Growth Fund is co-managed by Thomas F. Marsico (since its inception in December 1997), Peter C. Marsico (since November 2019) and James D. Marsico (since December 2020).

The Marsico Midcap Growth Focus Fund is co-managed by Thomas F. Marsico (since June 2022), Peter C. Marsico (since September 2022) and James D. Marsico (since September 2022).

The Marsico Global Fund is co-managed by Thomas F. Marsico (since its inception in June 2007) and Robert G. Susman (since September 2018).

(1)	The references to the Marsico Funds website (marsicofunds.com) included throughout this annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5
MARSICO FOCUS FUND
Investment Review	6
Fund Overview	8
Schedule of Investments	9
MARSICO GROWTH FUND
Investment Review	10
Fund Overview	12
Schedule of Investments	13
MARSICO MIDCAP GROWTH FOCUS FUND
Investment Review	15
Fund Overview	17
Schedule of Investments	18
MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	19
Fund Overview	21
Schedule of Investments	22
MARSICO GLOBAL FUND
Investment Review	24
Fund Overview	26
Schedule of Investments	27
FINANCIAL STATEMENTS	28
NOTES TO FINANCIAL STATEMENTS	38
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
EXPENSE EXAMPLE	47
REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	49
OTHER INFORMATION	50
TRUSTEE AND OFFICER INFORMATION	51

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund	Marsico Growth Fund	Marsico Midcap Growth Focus Fund
For additional disclosures, please see page 8.	For additional disclosures, please see page 12.	For additional disclosures, please see page 17.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)(2)	PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns	Average Annualized Returns	Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.34% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.11%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.34% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.14%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.33% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.15%
SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

Amazon.com, Inc.	10.74%	Microsoft Corp.	7.82%	Chipotle Mexican Grill, Inc.	4.49%
Microsoft Corp.	9.54%	Apple, Inc.	6.78%	CoStar Group, Inc.	4.02%
Apple, Inc.	7.39%	Amazon.com, Inc.	6.52%	Amphenol Corp. - Cl. A	4.01%
Alphabet, Inc. - Cl. A	5.94%	Alphabet, Inc. - Cl. A	6.48%	Cintas Corp.	3.90%
T-Mobile US, Inc.	5.61%	Chipotle Mexican Grill, Inc.	4.94%	Synopsys, Inc.	3.78%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Global Fund
For additional disclosures, please see page 21.	For additional disclosures, please see page 26.
PERFORMANCE COMPARISON(1)(2)	PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns	Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.68% NET EXPENSES* † 1.50% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.84% NET EXPENSES* † 1.25%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.37% NET EXPENSES* † 1.45% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.16%
SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

Roche Holding A.G.	4.12%	Amazon.com, Inc.	8.15%
Nestlé S.A.	3.91%	Microsoft Corp.	7.86%
AstraZeneca PLC	3.89%	Hermes International	5.74%
Airbus S.E.	3.46%	Deutsche Telekom A.G.	4.98%
Alcon, Inc.	3.08%	Chipotle Mexican Grill, Inc.	4.69%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented. The information may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, until January 31, 2023. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2023, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, resulting in a lower performance return.

(3)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(4)

Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2021 – SEPTEMBER 2022 (UNAUDITED)

The S&P 500 Index reached an all-time high of just over 4,800 on January 3, 2022. Accommodative monetary policy along with stimulus packages passed by governments around the world resulted in unprecedented money supply growth of approximately +42% in the US, +25% in the UK, and +22% in the Euro Area since the COVID-19 pandemic began in February 2020 through December 2021. We believe the exceptional supply growth during this period drove excessive market appreciation as historically low interest rates drove speculation across asset classes during the same period. Additionally, corporate earnings recovered faster than generally expected over the same timeframe as consumers, flush with cash, started to increase spending, driving earnings of companies in the S&P 500 Index.

Although expectations for future earnings growth were generally high heading into 2022, corporations and the Federal Reserve (the “Fed”) began to see several headwinds arise as the year progressed. The invasion of Ukraine by Russia in February and soaring inflation caused many corporations to downgrade their once strong projections as higher commodity costs, the inability to find workers and challenged supply chains impacted operations. Gasoline prices rose approximately +50% into the summer months from the start of this year to a national average of over $5 per gallon in the US as the supply of oil was interrupted by the Russian invasion. Additionally, food prices soared as Ukraine was unable to export wheat out of the country for months, causing US wheat and corn prices to increase nearly +38% and +29%, respectively, from the beginning of the year through the end of May. In addition, the labor market remained extremely tight as reflected by the May 2022 US Bureau of Labor Statistics Job Openings and Labor Turnover Survey, which showed roughly two jobs open for every person unemployed (up from approximately 1.25 in January 2020), causing employers to raise wages sharply to compete for workers. As a result, inflation skyrocketed throughout 2022, with the May 2022 Consumer Price Index (“CPI”) reporting an approximately +8.6% increase versus May 2021, representing (at the time) the largest 12-month increase since December 1981. Subsequent months in 2022 would also show stubbornly high inflation rates as June, July, and August reports would record CPI increases year-over-year of roughly +9.1%, +8.5%, and +8.3%, respectively.

The Fed has acted aggressively in seeking to tame inflation. The Fed raised the Federal Funds rate 75 basis points (“bps”) to between 3%-3.25% at its most recent meeting in September. Moreover, the Fed has projected an additional aggregate rate increase of at least 125bps by calendar year-end. Tightening financial conditions, worsening consumer confidence due to rising living costs, and negative management team outlooks contributed to a significant correction of nearly -24% in the S&P 500 Index on a calendar year-to-date basis through September. During the same period, the 2-year and 10-year Treasury Note yields rose by 350bps and 220bps to approximately 4.3% and 3.7%, respectively. Higher rates in addition to investor pessimism have caused equity multiples to compress. Growth stocks, in particular, were harder hit during this period, in part because their value is impacted by discounted cash flow models which are particularly sensitive to interest rate changes. As a result, the Russell 1000 Growth Index is down -30.66% calendar year-to-date through September while the Dow Jones Industrial Average and S&P 500 Index are only down -19.72% and -23.87% over the same period, respectively. At Marsico Capital Management, LLC, we typically favor growth-oriented companies for the Marsico Funds and thus have experienced a challenging environment as a result of higher interest rates, concern over the Ukraine War, and elevated valuations heading into 2022.

The performance of global markets during the one-year fiscal period ended September 30, 2022 is depicted below. With all of the volatility, both US and global markets posted negative returns during the period. In general, medium capitalization stocks significantly underperformed compared to large capitalization equities, and emerging market equities underperformed compared to developed international equity markets.

Index Name(1)	Universe of Equities Represented	One-Year Total Return (as of September 30, 2022)
US
S&P 500	US large-capitalization equities	-15.47%
Russell 3000	US publicly-traded equities of all capitalizations	-17.63%
Russell 2000	US small-capitalization equities	-23.50%
Russell Mid-Cap Growth	US medium-capitalization equities that exhibit growth characteristics	-29.50%

Index Name(1)	Universe of Equities Represented	One- Year Total Return (as of September 30, 2022)
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	-25.13%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	-28.11%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	-20.66%

Sincerely,

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results.

FOCUS FUND

Investment Review BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Focus Fund’s Investor Class shares and Institutional Class shares posted total returns of -28.30% and -28.15%, respectively, for the one-year fiscal period ended September 30, 2022. The Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares and has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, the Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are subject to lower expenses. The total return information presented here for comparison purposes differs from the total return information disclosed for the Institutional Class shares in the Financial Highlights. The total return information in the Financial Highlights represents the performance for the portion of the fiscal period in which the Institutional Class was operational. The Fund underperformed its benchmark index, the S&P 500 Index, which had a total return of -15.47% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2022.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers increases the risk that the value of the Fund could go down because of the poor performance of a single investment or may be more volatile than its benchmark. The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Focus Fund’s underperformance during the one-year fiscal period ended September 30, 2022, as compared to the S&P 500 Index, can primarily be attributed to stock selection in the Information Technology and Consumer Discretionary sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). From a sector allocation perspective, the Fund’s performance was also dampened relative to its benchmark index by maintaining an overweight allocation to the Consumer Discretionary and Communication Services sectors, the two weakest-performing areas of the benchmark index, and by having an underweight allocation to the Energy sector, which was the strongest-performing sector of the benchmark index.

Information Technology sector holding PayPal Holdings, Inc. (“PayPal”) (-58%) detracted from the Fund’s performance during the period as the volume of transactions utilizing PayPal’s products slowed from exceptionally strong levels in previous years. This slowdown in growth can be attributed to several factors including the shift in consumer spending away from goods and to services, growing competition among payment platforms, and the normalization of e-commerce market penetration. These negative headwinds are beginning to slow, and we see strong potential for PayPal to be a meaningful contributor to the Fund’s performance next year as we expect sentiment to become more positive given the pace of the company’s recent revenue growth.

In the Consumer Discretionary sector, Tesla, Inc. (“Tesla”) (-46%) detracted from the Fund’s performance as significant disruptions in supply chains and lockdowns in China and core markets outside of the US adversely impacted the company’s production levels. These lower vehicle production levels as well as higher input costs due to inflation compressed Tesla’s profit margins. Demand for Tesla’s products remains strong, and we expect to see significant improvement in the company’s fundamentals going forward as we anticipate that the headwinds experienced this year should slow materially.

FOCUS FUND

On the positive end of the spectrum, the Fund’s performance was bolstered by stock selection in the Communication Services and Consumer Staples sectors, as well as certain other individual stocks further discussed below. Additionally, the Fund benefitted by maintaining a cash position of approximately 7% on average.

Communication Services sector holding T-Mobile US, Inc. (“T-Mobile”) (+6%) was a contributor to the Fund’s performance for the period. The company’s greatly improved network following its merger with Sprint Corporation, and its simple, affordable pricing strategy has resonated with consumers. These factors contributed to T-Mobile gaining customers rapidly over the period while its peers saw increased customer declines and turnover. Additionally, the company has invested in more wireless spectrum that will allow it to significantly expand its Ultra Capacity 5G network coverage, and is also engaged in a large, ongoing stock buyback. As the markets have sold off recently, the low cyclicality of T-Mobile’s business coupled with strong operating performance has contributed to strengthening investor sentiment with regard to the company’s shares as well as the outperformance of the stock.

In the Industrials sector, United Parcel Service, Inc. – Cl. B (“UPS”) (+3% prior to being sold) contributed positively to the Fund’s returns. One of the primary beneficiaries of the increase in e-commerce, UPS performed well for the portfolio in the last year. With the mantra of “not all volume is created equal,” UPS pivoted away from legacy volumes and towards more profitable business segments including e-commerce, business-to-consumer (B2C), small/medium business, and healthcare. We ultimately sold the Fund’s position in UPS, however, as the increase in e-commerce generated by the COVID-19 pandemic has begun to slow and the rising interest rate environment has begun to impact the overall rate of growth for the global economy.

During the reporting period, the Fund increased its exposure to the Health Care, Consumer Discretionary, Consumer Staples, and Energy sectors, and decreased its allocation to the Communication Services, Financials, and Information Technology sectors. The Fund also sold its positions in the Industrials sector during the period. There were no significant changes to the Fund’s allocation to the Materials sector.

The Focus Fund experienced elevated portfolio turnover during the period, which was primarily related to the Fund changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. Increased portfolio turnover increases transaction-related expenses, which could reduce Fund returns.

Fiscal Period-End Investment Posture

As of September 30, 2022, the Fund’s largest economic sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. As of that date, the Fund had no investments in the Industrials, Real Estate, or Utilities sectors.

Other Developments

Effective July 1, 2022, Brandon A. Geisler no longer serves as a co-portfolio manager of the Marsico Focus Fund.

Effective August 4, 2022, Peter C. Marsico and James D. Marsico became co-portfolio managers of the Marsico Focus Fund with Thomas F. Marsico.

Sincerely,

THOMAS F. MARSICO
PETER C. MARSICO
JAMES D. MARSICO
PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (the “Adviser”). Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Focus Fund Overview

September 30, 2022 (Unaudited)

The Focus Fund is a non-diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.34%	TOTAL ANNUAL OPERATING EXPENSES*	1.11%

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(4)	TOP FIVE HOLDINGS

	Amazon.com, Inc.	10.74%
	Microsoft Corp.	9.54%
	Apple, Inc.	7.39%
	Alphabet, Inc. - Cl. A	5.94%
	T-Mobile US, Inc.	5.61%

*

The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)

This chart assumes an initial investment of $10,000 made on September 30, 2012 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(4)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Application Software
Adobe, Inc.*	45,286	$12,462,707	2.13%

Asset Management & Custody Banks
Blackstone, Inc.	117,161	9,806,376	1.67

Automobile Manufacturers
Tesla, Inc.*	96,062	25,480,445	4.35

Data Processing & Outsourced Services
PayPal Holdings, Inc.*	202,889	17,462,656	2.98
Visa, Inc. - Cl. A	119,111	21,160,069	3.61
		38,622,725	6.59
Home Improvement Retail
The Home Depot, Inc.	75,118	20,728,061	3.54

Hypermarkets & Super Centers
Costco Wholesale Corp.	43,148	20,377,506	3.48

Interactive Media & Services
Alphabet, Inc. - Cl. A*	363,640	34,782,166	5.94

Internet & Direct Marketing Retail
Amazon.com, Inc.*	556,992	62,940,096	10.74

Life Sciences Tools & Services
Danaher Corp.	67,752	17,499,664	2.99

Managed Health Care
UnitedHealth Group, Inc.	48,264	24,375,251	4.16

Oil & Gas Exploration & Production
Devon Energy Corp.	157,096	9,446,182	1.61

Pharmaceuticals
Eli Lilly & Company	68,722	22,221,259	3.79

Restaurants
Chipotle Mexican Grill, Inc.*	15,132	22,739,764	3.88

Semiconductors
NVIDIA Corp.	142,959	17,353,793	2.96
ON Semiconductor Corp.*	184,212	11,481,934	1.96
		28,835,727	4.92
Specialty Chemicals
The Sherwin-Williams Company	102,810	21,050,348	3.59

Systems Software
Microsoft Corp.	240,032	55,903,453	9.54
ServiceNow, Inc.*	37,923	14,320,104	2.45
		70,223,557	11.99
Technology Hardware, Storage & Peripherals
Apple, Inc.	313,144	43,276,501	7.39

Wireless Telecommunication Services
T-Mobile US, Inc.*	244,862	32,853,135	5.61

TOTAL COMMON STOCKS
(Cost $373,368,173)		517,721,470	88.37

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	70,376,634	70,376,634	12.01

TOTAL SHORT-TERM INVESTMENTS
(Cost $70,376,634)		70,376,634	12.01

TOTAL INVESTMENTS
(Cost $443,744,807)		588,098,104	100.38

Liabilities, Less Cash and Other Assets		(2,216,369)	(0.38)

NET ASSETS		$585,881,735	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND

Investment Review BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Growth Fund’s Investor Class shares and Institutional Class shares posted total returns of -34.81% and -34.67%, respectively, for the one-year fiscal period ended September 30, 2022. The Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares and has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, the Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are subject to lower expenses. The total return information presented here for comparison purposes differs from the total return information disclosed for the Institutional Class shares in the Financial Highlights. The total return information in the Financial Highlights represents the performance for the portion of the fiscal period in which the Institutional Class was operational. The Fund underperformed its benchmark index, the S&P 500 Index, which had a total return of -15.47% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2022.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Growth Fund’s underperformance during the one-year fiscal period ended September 30, 2022, as compared to the S&P 500 Index, can primarily be attributed to stock selection in various sectors including the Information Technology, Health Care, Communication Services, Consumer Discretionary, and Industrials sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). From a sector allocation perspective, the Fund’s performance was also dampened relative to its benchmark index by maintaining an underweight allocation to the Energy sector, the strongest-performing sector of the benchmark index, and by maintaining an overweight allocation to the weakest-performing sector of the benchmark index, Communication Services.

Information Technology sector holding PayPal Holdings, Inc. (“PayPal”) (-69%) detracted from the Fund’s performance during the period as the volume of transactions utilizing PayPal’s products slowed from exceptionally strong levels in previous years. This slowdown in growth can be attributed to several factors, including the shift in consumer spending away from goods and to services, growing competition among payment platforms, and the normalization of e-commerce market penetration. These negative headwinds are beginning to slow, and we see strong potential for PayPal to be a meaningful contributor to the Fund’s performance next year as we expect sentiment to become more positive given the pace of the company’s recent revenue growth.

Health Care sector holding Intuitive Surgical, Inc. (“Intuitive Surgical”) (-44%) also hindered the Fund’s results. Intuitive Surgical underperformed the broader markets during the year due to uncertainty surrounding: (i) the recovery of the volume of certain surgical procedures and (ii) the level of spending on surgical equipment, both in general and specifically by hospitals that were receiving diminishing amounts of government funding related to the COVID-19 pandemic. Tight labor market conditions have also resulted in staffing shortages, thereby further impeding the recovery of the number of surgical procedures performed. We continue to believe that minimally invasive surgical approaches will replace more invasive surgical interventions, and Intuitive Surgical continues to be recognized as a leader in the surgical robotics field.

GROWTH FUND

On the positive end of the spectrum, the Fund’s performance was bolstered relative to its benchmark index by the positive results of certain individual positions, further discussed below. Additionally, the Fund benefitted by maintaining a cash position of approximately 6% on average.

Communication Services sector holding T-Mobile US, Inc. (“T-Mobile”) (-2%) contributed relatively positively to the Fund’s results. The company’s greatly improved network following its merger with Sprint Corporation, and its simple, affordable pricing strategy has resonated with consumers. These factors contributed to T-Mobile gaining customers rapidly over the period while its peers saw increased customer declines and turnover. Additionally, the company has invested in more wireless spectrum that will allow it to significantly expand its Ultra Capacity 5G network coverage, and is also engaged in a large, ongoing stock buyback. As the markets have sold off recently, the low cyclicality of T-Mobile’s business coupled with strong operating performance has contributed to strengthening investor sentiment with regard to the company’s shares as well as the outperformance of the stock.

In the Consumer Staples sector, Costco Wholesale Corp. (“Costco”) (+2%) was a contributor to the Fund’s performance as the company’s membership discount model continued to provide significant value for the consumer in the present environment of elevated inflation and market volatility. Given the steady nature of the company’s revenue model, Costco has been able to consistently deliver results above market expectations, which has led to strong performance as investors continue to value the consistent nature of the business in times of uncertainty.

There were several sector adjustments made to the Fund during the reporting period. The Fund decreased its exposure to the Communication Services, Consumer Discretionary, and Health Care sectors. Meanwhile, the Fund increased its allocation to several sectors including Information Technology, Financials, Consumer Staples, Materials, Industrials, Real Estate, and Energy.

The Growth Fund experienced elevated portfolio turnover during the period, which was primarily related to the Fund changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. Increased portfolio turnover increases transaction-related expenses, which could reduce Fund returns.

Fiscal Period-End Investment Posture

As of September 30, 2022, the Fund’s largest economic sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. As of that date, the Fund had no investments in the Utilities sector.

Other Developments

Effective July 1, 2022, Brandon A. Geisler no longer serves as a co-portfolio manager of the Marsico Growth Fund.

Sincerely,

THOMAS F. MARSICO
PETER C. MARSICO
JAMES D. MARSICO
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GROWTH Fund Overview

September 30, 2022 (Unaudited)

The Growth Fund is a diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of up to 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.34%	TOTAL ANNUAL OPERATING EXPENSES*	1.14%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	Microsoft Corp.	7.82%
	Apple, Inc.	6.78%
	Amazon.com, Inc.	6.52%
	Alphabet, Inc. - Cl. A	6.48%
	Chipotle Mexican Grill, Inc.	4.94%

*

The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
(2)

Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)

This chart assumes an initial investment of $10,000 made on September 30, 2012 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	8,127	$2,271,984	0.93%

Application Software
Atlassian Corp. PLC - Cl. A*	22,918	4,826,302	1.98

Automobile Manufacturers
Tesla, Inc.*	40,619	10,774,190	4.41

Data Processing & Outsourced Services
Adyen N.V.*	3,311	4,129,351	1.69
Mastercard, Inc. - Cl. A	41,549	11,814,043	4.83
PayPal Holdings, Inc.*	96,820	8,333,297	3.41
		24,276,691	9.93
Electronic Components
Amphenol Corp. - Cl. A	74,774	5,006,867	2.05

Financial Exchanges & Data
MSCI, Inc.	9,234	3,894,809	1.59
S&P Global, Inc.	7,917	2,417,456	0.99
		6,312,265	2.58
Health Care Equipment
IDEXX Laboratories, Inc.*	15,977	5,205,307	2.13
Intuitive Surgical, Inc.*	26,771	5,017,956	2.05
		10,223,263	4.18
Home Improvement Retail
The Home Depot, Inc.	8,920	2,461,385	1.01

Hypermarkets & Super Centers
Costco Wholesale Corp.	12,027	5,679,991	2.32

Interactive Media & Services
Alphabet, Inc. - Cl. A*	165,500	15,830,075	6.48

Internet & Direct Marketing Retail
Amazon.com, Inc.*	141,040	15,937,520	6.52

Internet Services & Infrastructure
Snowflake, Inc. - Cl. A*	28,186	4,790,492	1.96

Life Sciences Tools & Services
Danaher Corp.	23,889	6,170,290	2.52
Mettler-Toledo International, Inc.*	3,306	3,584,100	1.47
		9,754,390	3.99
Managed Health Care
UnitedHealth Group, Inc.	9,891	4,995,351	2.04

Movies & Entertainment
Netflix, Inc.*	12,591	2,964,425	1.21
The Walt Disney Company*	24,990	2,357,307	0.97
		5,321,732	2.18
Oil & Gas Exploration & Production
Pioneer Natural Resources Company	11,075	2,398,070	0.98

Personal Products
The Estee Lauder Companies, Inc. – Cl. A	16,420	3,545,078	1.45

Research & Consulting Services
CoStar Group, Inc.*	79,797	5,557,861	2.28

Restaurants
Chipotle Mexican Grill, Inc.*	8,030	12,067,163	4.94

Semiconductors
NVIDIA Corp.	58,769	7,133,969	2.92

Soft Drinks
Monster Beverage Corp.*	57,595	5,008,461	2.05

Specialized REITs
SBA Communications Corp. - Cl. A	12,707	3,617,047	1.48

Specialty Chemicals
The Sherwin-Williams Company	23,885	4,890,454	2.00

Systems Software
Microsoft Corp.	82,075	19,115,267	7.82
ServiceNow, Inc.*	15,844	5,982,853	2.45
		25,098,120	10.27

Technology Hardware, Storage & Peripherals
Apple, Inc.	119,933	16,574,741	6.78

Trucking
Uber Technologies, Inc.*	273,293	7,242,264	2.96

Wireless Telecommunication Services
T-Mobile US, Inc.*	46,938	6,297,671	2.58

TOTAL COMMON STOCKS
(Cost $185,106,538)		227,893,397	93.25

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	18,475,603	$18,475,603	7.56%

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,475,603)		18,475,603	7.56

TOTAL INVESTMENTS
(Cost $203,582,141)		246,369,000	100.81

Liabilities, Less Cash and Other Assets		(1,979,479)	(0.81)

NET ASSETS		$244,389,521	100.00%

*	Non-income producing.

See notes to financial statements.

MIDCAP GROWTH FOCUS FUND

Investment Review BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Midcap Growth Focus Fund’s Investor Class shares and Institutional Class shares posted total returns of -35.52% and -35.37%, respectively, for the one-year fiscal period ended September 30, 2022. The Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares and has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, the Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are subject to lower expenses. The total return information presented here for comparison purposes differs from the total return information disclosed for the Institutional Class shares in the Financial Highlights. The total return information in the Financial Highlights represents the performance for the portion of the fiscal period in which the Institutional Class was operational. The Fund underperformed its benchmark index, the Russell Midcap Growth Index, which had a total return of -29.50% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2022.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated.

The Fund’s investments in medium-capitalization or midcap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Midcap Growth Focus Fund’s underperformance during the one-year fiscal period ended September 30, 2022, as compared to the Russell Midcap Growth Index, was due, in part, to stock selection in the Health Care, Information Technology, and Communication Services sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). From a sector allocation perspective, the Fund’s relative performance was adversely impacted by having an underweight allocation (on average) to the strongest-performing sector of the benchmark index, Energy, and no exposure to the Consumer Staples sector, a stronger performing sector of the benchmark on a relative basis.

Information Technology sector holding Twilio, Inc. – Cl. A (“Twilio”) (-73% prior to being sold) detracted from the Fund’s performance during the period as the company has been unable to return to higher levels of growth following the tailwinds it benefitted from as a result of impacts from the COVID-19 pandemic. The pull forward in e-commerce, delivery, and the need for contactless communication helped drive Twilio’s revenues and sales of its core product in previous years. However, during the period, the company failed to demonstrate that it can grow revenue and profit at adequate levels to become cash flow positive, therefore we exited the position.

In the Health Care sector, GoodRx Holdings, Inc. – Cl. A (“GoodRx”) (-74% prior to being sold) significantly detracted from the Fund’s performance before being sold during the period. GoodRx underperformed as the company faced multiple issues over the past calendar year. Over this period, consumers began new rounds of therapy at below average rates when compared to the prior calendar year. We believe this was likely a function of the slow economic recovery across the country resulting partly from the impacts of the spread of successive variants of COVID-19. In addition, the company is engaged in a contract dispute with a large grocery retailer in the US representing a significant percentage of GoodRx’s overall sales. We exited the Fund’s position in the company due to its slow post-pandemic recovery and ongoing concern over the company’s contract dispute.

MIDCAP GROWTH FOCUS FUND

The Fund had some bright spots during the period, including stock selection in the Industrials and Consumer Discretionary sectors, with Industrials hosting several of the top individual contributors to performance when compared to the benchmark. The Fund’s underweight allocation to the Communication Services sector, the weakest-performing sector of the benchmark index during the period, aided relative performance. Additionally, relative Fund performance was bolstered by maintaining a cash position of approximately 8% on average.

Industrials sector holding HEICO Corp. (“HEICO”) (+9%) contributed positively to the Fund’s performance during the period. HEICO is a large aerospace and defense aftermarket parts and services provider. The company’s valuation increased as the post-pandemic recovery in global commercial air traffic drove higher aftermarket aerospace revenue. Also, HEICO continues to benefit from a secular shift in preference for parts bearing a “parts manufacturer approval,” as opposed to “original equipment manufacturer” parts, which has become prevalent as airlines look for savings to combat elevated cost pressures. Additionally, HEICO has a long track record of accretive mergers and acquisitions, which have continued as certain private equity firms reduce their investments in the aerospace market following rising interest rates and diminishing valuations.

Cintas Corp. (“Cintas”) (+3%) is another Industrials sector holding that contributed positively to the Fund’s performance during the period. Cintas is a leading supplier of uniforms, floor care, first aid, fire protection, restroom supply, and other facility services to businesses in the US. Cintas continues to benefit from high rates of employment and a tight labor market, which in part have driven employers to outsource non-core business functions, including pandemic and post-pandemic “high focus” areas such as facility cleanliness and disinfecting practices. Further, although Cintas has been negatively impacted by inflation and supply chain issues, Cintas’s scale has given it a unit cost and product sourcing advantage relative to smaller peers. This has enabled Cintas to sell more products to more businesses than many of its competitors. In addition, the products Cintas provides are frequently considered essential to its customers’ business operations, providing Cintas with a significant ability to raise prices in excess of inflation, thereby driving profit margin expansion.

During the reporting period, the Fund reduced its exposure to the Health Care, Information Technology, Communication Services, and Real Estate sectors. Additionally, the Fund sold its sole position in the Materials sector. The Fund increased its allocation to the Consumer Discretionary, Energy, Industrials, and Financials sectors.

Fiscal Period-End Investment Posture

As of September 30, 2022, the Fund’s primary economic sector allocations included Information Technology, Consumer Discretionary, and Industrials. At period end, the Fund had no investments in the Consumer Staples, Materials, or Utilities sectors.

Other Developments

Effective July 1, 2022, Brandon A. Geisler no longer serves as a portfolio manager of the Marsico Midcap Growth Focus Fund. The Marsico Midcap Growth Focus Fund is co-managed by Thomas F. Marsico (since June 2022), Peter C. Marsico (since September 2022) and James D. Marsico (since September 2022).

Sincerely,

THOMAS F. MARSICO
PETER C. MARSICO
JAMES D. MARSICO
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MIDCAP GROWTH FOCUS Fund Overview

September 30, 2022 (Unaudited)

The Midcap Growth Focus Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies. The Fund will normally hold a core position of between 35 and 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.33%	TOTAL ANNUAL OPERATING EXPENSES*	1.15%

GROWTH OF $10,000(1)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	Chipotle Mexican Grill, Inc.	4.49%
	CoStar Group, Inc.	4.02%
	Amphenol Corp. - Cl. A	4.01%
	Cintas Corp.	3.90%
	Synopsys, Inc.	3.78%

*

The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The Russell Midcap Growth Index (the “Underlying Index”) measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market. The Underlying Index measures the performance of equity securities of Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth.

(2)

Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)

This chart assumes an initial investment of $10,000 made on September 30, 2012 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
HEICO Corp.	57,011	$8,208,444	3.72%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	21,908	6,124,600	2.78

Application Software
Constellation Software, Inc.	5,185	7,214,708	3.27
Synopsys, Inc.*	27,300	8,340,423	3.78
The Descartes Systems Group, Inc.*	91,600	5,816,220	2.64
		21,371,351	9.69
Automotive Retail
O’Reilly Automotive, Inc.*	9,076	6,383,605	2.89

Data Processing & Outsourced Services
Toast, Inc. - Cl. A*	189,531	3,168,958	1.44

Diversified Support Services
Cintas Corp.	22,184	8,611,607	3.90

Electrical Components & Equipment
AMETEK, Inc.	48,635	5,515,695	2.50

Electronic Components
Amphenol Corp. - Cl. A	132,175	8,850,438	4.01

Electronic Equipment & Instruments
Novanta, Inc.*	42,470	4,911,656	2.23

Financial Exchanges & Data
MSCI, Inc.	14,888	6,279,610	2.85

Footwear
On Holding A.G. - Cl. A*	157,174	2,522,643	1.14

Health Care Equipment
IDEXX Laboratories, Inc.*	14,839	4,834,546	2.19

Homebuilding
NVR, Inc.*	1,195	4,764,561	2.16

Internet & Direct Marketing Retail
Etsy, Inc.*	33,294	3,333,728	1.51

Leisure Products
Acushnet Holdings Corp.	144,616	6,289,350	2.85

Life Sciences Tools & Services
Mettler-Toledo International, Inc.*	5,734	6,216,344	2.82
Repligen Corp.*	29,824	5,580,369	2.53
		11,796,713	5.35
Movies & Entertainment
Spotify Technology S.A.*	42,149	3,637,459	1.65

Oil & Gas Exploration & Production
Devon Energy Corp.	58,670	3,527,827	1.60
Pioneer Natural Resources Company	31,846	6,895,614	3.12
		10,423,441	4.72
Real Estate Services
FirstService Corp.	57,500	6,844,554	3.10

Regional Banks
First Republic Bank	51,040	6,663,272	3.02

Research & Consulting Services
CoStar Group, Inc.*	127,355	8,870,276	4.02

Restaurants
Chipotle Mexican Grill, Inc.*	6,582	9,891,166	4.49
Domino’s Pizza, Inc.	10,394	3,224,219	1.46
		13,115,385	5.95
Semiconductor Equipment
Enphase Energy, Inc.*	19,026	5,279,144	2.39
KLA Corp.	21,400	6,476,282	2.94
		11,755,426	5.33
Semiconductors
Microchip Technology, Inc.	109,468	6,680,832	3.03
ON Semiconductor Corp.*	106,563	6,642,072	3.01
		13,322,904	6.04
Trucking
Uber Technologies, Inc.*	204,175	5,410,637	2.45

TOTAL COMMON STOCKS
(Cost $158,207,863)		193,010,859	87.49

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	28,318,705	28,318,705	12.84

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,318,705)		28,318,705	12.84

TOTAL INVESTMENTS
(Cost $186,526,568)		221,329,564	100.33

Liabilities, Less Cash and Other Assets		(724,931)	(0.33)

NET ASSETS		$220,604,633	100.00%

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

Investment Review BY TOM MARSICO AND ROB SUSMAN (UNAUDITED)

The Marsico International Opportunities Fund’s Investor Class shares and Institutional Class shares posted total returns of (US$) -34.08% and -33.99%, respectively, for the one-year fiscal period ended September 30, 2022. The Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares and has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, the Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are subject to lower expenses. The total return information presented here for comparison purposes differs from the total return information disclosed for the Institutional Class shares in the Financial Highlights. The total return information in the Financial Highlights represents the performance for the portion of the fiscal period in which the Institutional Class was operational. The Fund underperformed its benchmark index, the MSCI Europe Australasia Far East Index (“MSCI EAFE Index”), which had a total return of (US$) -25.13% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2022.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The International Opportunities Fund’s underperformance during the one-year fiscal period ended September 30, 2022, as compared to the MSCI EAFE Index, can be primarily attributed to stock selection in the Communication Services, Consumer Discretionary, Industrials, and Information Technology sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). The Fund’s relative performance was also dampened by having an overweight allocation to the benchmark index’s weakest-performing area, the Information Technology sector, and an underweight allocation to the benchmark index’s strongest-performing area, the Energy sector.

In the Communication Services sector, Sea Ltd. ADR (“Sea”) (-82%) detracted from the Fund’s performance as growth in the company’s business slowed materially from significantly higher levels in years prior. In particular, Sea’s core gaming division, including its main franchise “Free Fire,” experienced lower revenue growth and profitability than in prior years as consumers began to allocate time and spending away from “at home” activities like video gaming. With the slowdown in its core profit driver, the overall profitability of the company declined materially as it continued to invest in longer-term growth initiatives around e-commerce and expansion into foreign markets. Sentiment toward companies that have declining margins and negative free cash flow became increasingly gloomy this year, which led to a strong drawdown in Sea’s valuation over the period.

Industrials sector holding Wizz Air Holdings PLC (“Wizz Air”) detracted from the Fund’s performance as it returned -45% for the period prior to being sold. We believe Wizz Air remains a strong long-term growth prospect as it appears to be a well-situated, well-capitalized and highly cost-efficient Eastern European airline poised to double its fleet capacity over the next three years. Nevertheless, the company has struggled in recent months, partly as a result of the war in Ukraine and its significant impact on both air travel in Europe and oil prices. We exited the Fund’s position in Wizz Air as we wait for more clarity on the longer-term impacts on the company of travel demand trends in Europe and higher oil prices.

INTERNATIONAL OPPORTUNITIES FUND

On the positive side, stock selection in the Health Care and Financials sectors bolstered the Fund’s performance during the period. An overweight allocation to the relatively stronger-performing Health Care sector provided an additional tailwind. Also, as the benchmark index returned approximately -25% for the period, the Fund’s cash position of approximately 1% on average bolstered relative Fund performance.

Financials sector position Deutsche Boerse A.G. (“DB”) was a positive contributor to the Fund’s performance for the period, posting an increase of +3%. As a financial exchange, DB benefits from increased market trading and volatility, such as that stemming from the war in Ukraine and recent market selloffs in which most asset classes have seen a rise in trading volumes. Further, exchanges are frequently seen as safe havens in periods in which markets are selling off, which we believe has also benefitted DB.

Also in the Financials sector, Intact Financial Corp. (“Intact”) returned +8% during the period, boosting Fund returns. Intact is a leading auto and property insurer in Canada. It also has large exposure to the US and UK insurance markets. Intact’s size, technology advantage, and what we perceive to be its ability to more effectively price risk than its smaller competitors have helped it generate premium returns versus its peers, particularly in the Canadian auto insurance business. Intact also successfully acquired RSA Insurance Group plc’s UK insurance operations which has proved to be highly accretive. Last, as markets have sold off recently, the uncorrelated nature of insurance results relative to broader economic change has contributed to the increase in the value of the company’s shares.

Although active currency management is not a central facet of the International Opportunities Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a positive impact on Fund performance.

There were several shifts in the Fund’s sector allocations during the period. The Fund reduced its allocations to the Industrials, Information Technology, and Materials sectors, and increased its allocations to the Consumer Staples, Financials, and Health Care sectors. There were no significant changes to the Fund’s allocations to the Real Estate, Energy, Consumer Discretionary, and Communication Services sectors.

Fiscal Period-End Investment Posture

As of September 30, 2022, the Fund’s primary economic sector allocations included the Health Care, Consumer Discretionary, Information Technology, Financials, Consumer Staples, and Communication Services sectors. The Fund had no investments in the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were in the United Kingdom, Germany, Switzerland, France, Japan, China/Hong Kong, and Canada. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

THOMAS F. MARSICO
ROBERT G. SUSMAN, CFA
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

INTERNATIONAL OPPORTUNITIES Fund Overview

September 30, 2022 (Unaudited)

The International Opportunities Fund is a diversified portfolio and invests primarily (generally, no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential, and other foreign securities, whether traded in the US (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be economically tied to the US.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.68%	TOTAL ANNUAL OPERATING EXPENSES*	1.84%
NET EXPENSES* †	1.50%	NET EXPENSES* †	1.25%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	Roche Holding A.G.	4.12%
	Nestlé S.A.	3.91%
	AstraZeneca PLC	3.89%
	Airbus S.E.	3.46%
	Alcon, Inc.	3.08%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2023. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2023, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).
(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)

This chart assumes an initial investment of $10,000 made on September 30, 2012 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	14,013	$1,207,926	3.46%

Apparel, Accessories & Luxury Goods
LVMH Moet Hennessy Louis Vuitton S.E.	1,210	713,385	2.05

Application Software
Atlassian Corp. PLC - Cl. A*	825	173,737	0.50
Constellation Software, Inc.	306	425,786	1.22
SAP S.E.	9,764	795,718	2.28
Xero Ltd.*	4,129	191,076	0.55
		1,586,317	4.55
Automobile Manufacturers
Ferrari N.V.	1,400	259,000	0.74

Biotechnology
CSL Ltd.	3,655	664,724	1.91

Casinos & Gaming
Evolution A.B.	3,464	273,821	0.79

Consumer Electronics
Sony Group Corp.	12,500	805,180	2.31

Data Processing & Outsourced Services
Adyen N.V.*	227	283,106	0.81

Distillers & Vintners
Diageo PLC	23,041	969,876	2.78

Diversified Banks
BAWAG Group A.G.	15,163	651,831	1.87
HDFC Bank Ltd. Spon. ADR	11,663	681,353	1.95
		1,333,184	3.82
Electronic Equipment & Instruments
Keyence Corp.	1,800	595,009	1.71

Financial Exchanges & Data
Deutsche Boerse A.G.	5,270	863,894	2.48

General Merchandise Stores
Dollarama, Inc.	6,219	357,018	1.02

Health Care Equipment
Olympus Corp.	45,600	877,241	2.52

Health Care Supplies
Alcon, Inc.	18,494	1,074,232	3.08

Human Resource & Employment Services
Recruit Holdings Company Ltd.	13,300	383,115	1.10

Industrial Conglomerates
Siemens A.G.	4,784	467,602	1.34

Industrial Gases
Air Liquide S.A.	5,011	572,753	1.64

Industrial Machinery
MISUMI Group, Inc.	16,000	344,519	0.99

Integrated Oil & Gas
TotalEnergies S.E.	11,641	546,132	1.57

Integrated Telecommunication Services
Cellnex Telecom S.A.	26,886	829,341	2.38
Deutsche Telekom A.G.	48,293	822,027	2.36
		1,651,368	4.74
Interactive Home Entertainment
Sea Ltd. ADR*	4,287	240,286	0.69

Interactive Media & Services
Scout24 S.E.	13,314	667,170	1.91
Tencent Holdings Ltd.	22,400	756,589	2.17
		1,423,759	4.08
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. Spon. ADR*	6,957	556,491	1.60
JD.com, Inc. - Cl. A	20,516	517,581	1.48
Meituan - Cl. B*	24,400	512,801	1.47
MercadoLibre, Inc.*	353	292,206	0.84
		1,879,079	5.39
Life & Health Insurance
AIA Group Ltd.	113,200	942,492	2.70

Movies & Entertainment
Spotify Technology S.A.*	2,877	248,285	0.71

Packaged Foods & Meats
Nestlé S.A.	12,611	1,363,972	3.91
Personal Products
L’Oreal S.A.	1,782	569,780	1.63

Pharmaceuticals
AstraZeneca PLC	12,342	1,356,749	3.89
Novo Nordisk A/S - Cl. B	8,922	888,790	2.55
Roche Holding A.G.	4,409	1,435,273	4.12
		3,680,812	10.56
Property & Casualty Insurance
Intact Financial Corp.	7,400	1,047,255	3.00

Real Estate Services
FirstService Corp.	3,400	404,722	1.16

Research & Consulting Services
Experian PLC	26,741	782,778	2.24

Restaurants
Domino’s Pizza Enterprises Ltd.	10,222	336,779	0.97

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Semiconductor Equipment
ASML Holding N.V.	2,433	$1,007,940	2.89%

Semiconductors
Infineon Technologies A.G.	15,880	347,518	1.00
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	9,638	660,782	1.89
		1,008,300	2.89
Soft Drinks
Coca-Cola Europacific Partners PLC	24,268	1,034,302	2.97

Specialty Chemicals
Shin-Etsu Chemical Company Ltd.	5,200	514,575	1.48

TOTAL COMMON STOCKS
(Cost $31,947,620)		32,314,518	92.68

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	2,682,728	2,682,728	7.69

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,682,728)		2,682,728	7.69

TOTAL INVESTMENTS
(Cost $34,630,348)		34,997,246	100.37

Liabilities, Less Cash and Other Assets		(129,477)	(0.37)

NET ASSETS		$34,867,769	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Argentina	$292,206	0.83%
Australia	1,175,240	3.35
Austria	651,831	1.86
Canada	2,234,781	6.39
China/Hong Kong	3,285,954	9.39
Denmark	888,790	2.54
France	3,609,976	10.32
Germany	3,963,929	11.33
India	681,353	1.95
Italy	259,000	0.74
Japan	3,519,639	10.05
Netherlands	1,291,046	3.69
New Zealand	191,076	0.54
Singapore	240,286	0.69
Spain	829,341	2.37
Sweden	522,106	1.49
Switzerland	3,873,477	11.07
Taiwan	660,782	1.89
United Kingdom	4,143,705	11.84
United States(1)	2,682,728	7.67
	$34,997,246	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

GLOBAL FUND

Investment Review BY TOM MARSICO AND ROB SUSMAN (UNAUDITED)

The Marsico Global Fund’s Investor Class shares and Institutional Class shares posted total returns of (US$) -35.55% and -35.33%, respectively, for the one-year fiscal period ended September 30, 2022. The Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares and has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, the Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are subject to lower expenses. The total return information presented here for comparison purposes differs from the total return information disclosed for the Institutional Class shares in the Financial Highlights. The total return information in the Financial Highlights represents the performance for the portion of the fiscal period in which the Institutional Class was operational. The Fund underperformed its benchmark index, the MSCI All Country World Index (“MSCI ACWI Index”), which had a total return of (US$) -20.66% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2022.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Global Fund’s underperformance during the one-year fiscal period ended September 30, 2022, as compared to the MSCI ACWI Index, can be primarily attributed to stock selection in the Information Technology, Consumer Discretionary, and Communication Services sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). The Fund’s relative performance was also dampened by having an overweight allocation on average to the benchmark index’s weakest-performing areas, the Communication Services and Consumer Discretionary sectors, and by having an underweight allocation to the Energy sector, the benchmark index’s strongest-performing sector.

Information Technology sector holding Shopify, Inc. – Cl. A (“Shopify”) (-50% prior to being sold) detracted from the Fund’s performance during the period as the company’s revenue and profitability slowed dramatically. Shopify benefitted from companies needing to develop an online store presence and consumers being unable to visit physical storefronts during the COVID-19 pandemic. As consumers emerged from lockdowns and other restrictions related to COVID-19, they migrated spending toward services and travel and away from goods. As a result, we do not have complete confidence in Shopify’s ability to return to the elevated levels of growth it demonstrated during the pandemic as many of the factors that helped drive Shopify’s revenue and operating profits during that time are unlikely to return in the near future, leading us to sell the Fund’s position.

Consumer Discretionary sector stock Domino’s Pizza Enterprises Ltd. (“Domino’s”) (-56% prior to being sold) hindered the Fund’s returns during the period due to a tougher operating environment for its business in Japan in addition to food and labor inflation seen across markets in Australia, Europe, and Asia. Domino’s Japanese business had a substantial negative margin impact in the second half of calendar year 2021 as it added the most corporate stores it has ever added in a one-year period. Domino’s Japan typically grows stores by opening them first on a corporate-run basis before then re-franchising them to franchisees when the stores are up and running. The nature of corporate stores is that both store-level revenue and costs are carried on the books of Domino’s and not on those of the franchisees (who would, in a franchise model, pay royalties to the parent). New store openings come with additional upfront costs that are not offset until consistent revenue levels are realized. We believe the adverse impact of these new store openings on the profit margins of Domino’s Japan should prove transitory over time as the stores mature and are re-franchised. However, food and labor inflation remain persistent globally and pose additional challenges for the company. As a result, we exited the position in May and await a more predictable operating environment.

GLOBAL FUND

On the positive side, stock selection in the Health Care sector, as well as a few individual contributors, further discussed below, aided performance. Additionally, the Fund’s cash position of approximately 5% on average bolstered relative Fund performance.

Health Care sector holding Eli Lilly and Company (“Eli Lilly”) (+6%) was a top contributor to the Fund’s performance during the period as the company announced impressive results from its phase three trial for a new obesity treatment product (Mounjaro). The drug resulted in a roughly 22.5% average body weight reduction when compared to a placebo provided in the trial. As treatment for obesity is a highly unmet medical need, the drug’s profitability prospects appear favorable. Mounjaro is currently approved for the treatment of Type 2 diabetes and the current prescription trends have performed ahead of expectations. Given the strength of the Mounjaro launch as a diabetes treatment and the possibility for approval as an obesity treatment, we expect that Eli Lilly may continue to beat and raise expectations, leading to revenue and earnings upside.

Costco Wholesale Corp. (“Costco”) (+2%), a Consumer Staples sector holding, was a positive contributor to the Fund’s performance during the period. Costco’s membership discount model continued to provide significant value for the consumer in the present environment of elevated inflation and market volatility. Given the steady nature of the company’s revenue model, Costco has been able to consistently deliver results above market expectations, which has led to strong performance as investors continue to value the consistent nature of the business in times of uncertainty.

Although active currency management is not a central facet of the Global Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a positive impact on Fund performance.

During the period, the Fund increased its exposure to several sectors including Health Care, Consumer Discretionary, Consumer Staples, Materials, Industrials, and Energy. The Fund reduced its exposure to the Information Technology, Communication Services, and Financials sectors.

The Global Fund experienced elevated portfolio turnover during the period, which was primarily related to the Fund changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. Increased portfolio turnover increases transaction-related expenses, which could reduce Fund returns.

Fiscal Period-End Investment Posture

As of September 30, 2022, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, and Health Care. At period end, the Fund had no investments in the Real Estate or Utilities sectors.

The Fund’s most significant country allocation weightings at period-end, excluding short-term investments, were in the United States, France, Germany, Canada, and the United Kingdom. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Other Developments

Effective July 1, 2022, Brandon A. Geisler no longer serves as a co-portfolio manager of the Marsico Global Fund.

Sincerely,

THOMAS F. MARSICO
ROBERT G. SUSMAN, CFA
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GLOBAL Fund Overview

September 30, 2022 (Unaudited)

The Global Fund is a diversified portfolio and invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US or other foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.37%	TOTAL ANNUAL OPERATING EXPENSES*	1.16%
NET EXPENSES* †	1.45%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	Amazon.com, Inc.	8.15%
	Microsoft Corp.	7.86%
	Hermes International	5.74%
	Deutsche Telekom A.G.	4.98%
	Chipotle Mexican Grill, Inc.	4.69%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2022, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2023. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2023, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)

This chart assumes an initial investment of $10,000 made on September 30, 2012 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)

Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Apparel, Accessories & Luxury Goods
Hermes International	7,351	$8,645,655	5.74%
Lululemon Athletica, Inc.*	11,163	3,120,728	2.07
		11,766,383	7.81
Application Software
Constellation Software, Inc.	2,681	3,730,498	2.48

Automobile Manufacturers
Tesla, Inc.*	21,967	5,826,747	3.87

Financial Exchanges & Data
Deutsche Boerse A.G.	25,290	4,145,705	2.75

Hypermarkets & Super Centers
Costco Wholesale Corp.	11,440	5,402,769	3.58

Industrial Gases
Linde PLC	11,451	3,087,075	2.05

Integrated Telecommunication Services
Deutsche Telekom A.G.	441,051	7,507,421	4.98

Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. Spon. ADR*	38,609	3,088,334	2.05
Amazon.com, Inc.*	108,760	12,289,880	8.15
		15,378,214	10.20
Life Sciences Tools & Services
Lonza Group A.G.	9,329	4,542,206	3.01

Oil & Gas Exploration & Production
Pioneer Natural Resources Company	22,190	4,804,801	3.19

Personal Products
L’Oreal S.A.	14,543	4,650,008	3.09

Pharmaceuticals
AstraZeneca PLC	41,424	4,553,716	3.02
Eli Lilly & Company	17,291	5,591,045	3.71
Novo Nordisk A/S - Cl. B	50,258	5,006,591	3.32
		15,151,352	10.05
Railroads
Canadian Pacific Railway Ltd.	77,091	5,143,512	3.41

Restaurants
Chipotle Mexican Grill, Inc.*	4,707	7,073,491	4.69

Semiconductor Equipment
ASML Holding N.V. - NY Reg. Shs.	9,941	4,128,994	2.74

Specialty Chemicals
The Sherwin-Williams Company	31,330	6,414,817	4.26

Systems Software
Microsoft Corp.	50,866	11,846,691	7.86

Technology Hardware, Storage & Peripherals
Apple, Inc.	49,440	6,832,608	4.53

TOTAL COMMON STOCKS
(Cost $102,877,899)		127,433,292	84.55

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	39,693,949	39,693,949	26.34
TOTAL SHORT-TERM INVESTMENTS
(Cost $39,693,949)		39,693,949	26.34
TOTAL INVESTMENTS
(Cost $142,571,848)		167,127,241	110.89

Liabilities, Less Cash and Other Assets		(16,415,692)	(10.89)

NET ASSETS		$150,711,549	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Canada	$8,874,010	5.31%
China/Hong Kong	3,088,334	1.85
Denmark	5,006,591	3.00
France	13,295,663	7.95
Germany	11,653,126	6.97
Netherlands	4,128,994	2.47
Switzerland	4,542,206	2.72
United Kingdom	7,640,791	4.57
United States(1)	108,897,526	65.16
	$167,127,241	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2022

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $443,745, $203,582, $186,527, $34,630, and $142,572, respectively)	$588,098	$246,369
Foreign currency (cost $0, $0, $0, $224, and $0, respectively)	—	—
Receivable for capital stock sold	15	4
Due from investment adviser	—	—
Dividends receivable	272	50
Prepaid expenses and other assets	5,643	1,406
Total Assets	594,028	247,829

LIABILITIES
Payable for investments purchased	—	—
Payable for capital stock redeemed	94	9
Due to custodian	47	34
Payable to investment adviser	398	174
Accrued trustees’ fees	5,631	1,394
Accrued distribution fee	1,681	1,692
Accrued professional fees	188	82
Accrued expenses and other liabilities	107	54
Total Liabilities	8,146	3,439

NET ASSETS	$585,882	$244,390

NET ASSETS CONSIST OF
Paid-in-capital	$362,989	$209,690
Total distributable earnings (loss)	222,893	34,700
NET ASSETS	$585,882	$244,390

NET ASSET VALUE INFORMATION BY CLASS

INVESTOR CLASS:
Net Assets	$500,599	$222,871
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	27,191	15,864
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$18.41	$14.05

INSTITUTIONAL CLASS:(1)
Net Assets	$85,283	$21,519
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	4,622	1,529
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$18.45	$14.08

(1)	Institutional Class shares commenced operations on December 6, 2021.

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$221,330	$34,997	$167,127
—	224	—
3	4	63
—	2	—
135	147	136
582	140	739
222,050	35,514	168,065

—	243	16,101
3	37	64
36	32	44
155	—	129
571	127	725
546	175	190
73	14	57
61	18	43
1,445	646	17,353

$220,605	$34,868	$150,712

$191,445	$37,628	$126,215
29,160	(2,760)	24,497
$220,605	$34,868	$150,712

$203,593	$30,503	$137,752
6,875	2,204	9,758
$29.61	$13.84	$14.12

$17,012	$4,365	$12,960
573	315	915
$29.68	$13.86	$14.17

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2022

(Amounts in thousands)	MARSICO FOCUS FUND		MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $21, $1, $10, $72, and $110, respectively, of non-reclaimable foreign withholding taxes)	$6,035		$1,186
Total Investment Income	6,035		1,186

EXPENSES
Investment advisory fees	5,764		2,651
Distribution fees:
Investor Class	1,734		791
Transfer agent fees and expenses:
Investor Class	636		288
Institutional Class(2)	51		17
Professional fees	372		160
Fund administration fees:
Investor Class	157		125
Institutional Class(2)	22		12
Custody and fund accounting fees	144		98
Miscellaneous	90		48
Reporting, printing, and postage expenses	90		47
Federal and state registration fees	51		49
Trustees’ fees and expenses	(1,548	)(1)	(334	)(1)
Total Expenses	7,563		3,952
Recoupment of previously waived expenses	—		—
Less waiver of expenses and expenses paid indirectly	—		—
Net Expenses	7,563		3,952

NET INVESTMENT INCOME (LOSS)	(1,528)		(2,766)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	82,900		(4,112)
Net realized gain (loss) on foreign currency transactions	—		(12)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	(319,343)		(128,165)

Net Loss on Investments	(236,443)		(132,289)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(237,971)		(135,055)

(1)

Amounts include Trustees’ fees and expenses and the mark to market unrealized depreciation during the period for shares held in the Non-Interested Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Depreciation*
Focus Fund	$206,364	$(1,754,134)
Growth Fund	88,968	(423,338)
Midcap Growth Focus Fund	81,247	(65,238)
International Opportunities Fund	12,817	(23,813)
Global Fund	62,872	(171,693)

*	Not in thousands.

(2)	Institutional Class shares commenced operations on December 6, 2021.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

$901	$763		$2,031
901	763		2,031

2,368	387		1,804

705	113		523

350	78		306
18	11		14
146	29		119

122	50		129
11	7		14
109	106		133
42	9		31
50	21		44
42	33		39
16 (1)	(11	)(1)	(109	)(1)
3,979	833		3,047
—	—		159
—	(114)		—
3,979	719		3,206

(3,078)	44		(1,175)

1,372	(1,462)		9,973
56	(1,111)		(3,431)
(125,735)	(16,550)		(101,099)

(124,307)	(19,123)		(94,557)

$(127,385)	$(19,079)		$(95,732)

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/22(1)	Year Ended 9/30/21	Year Ended 9/30/22(1)	Year Ended 9/30/21

OPERATIONS:
Net investment income (loss)	$(1,528)	$(6,861)	$(2,766)	$(4,698)
Net realized gain (loss) on investments	82,900	105,321	(4,112)	124,815
Net realized gain (loss) on foreign currency transactions	—	—	(12)	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	(319,343)	74,566	(128,165)	(17,797)

Net increase (decrease) in net assets resulting from operations	(237,971)	173,026	(135,055)	102,320

DISTRIBUTIONS:
Investor Class(2)	(99,779)	(79,818)	(119,847)	(37,975)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from sales of shares	35,500	41,524	12,042	32,032
Proceeds from reinvestment of distributions	94,464	77,365	111,454	36,654
Redemption of shares	(224,653)	(122,637)	(80,601)	(119,768)

Net increase (decrease) from Investor Class capital share transactions	(94,689)	(3,748)	42,895	(51,082)

Institutional Class:
Proceeds from sales of shares	145,353	—	37,633	—
Proceeds from reinvestment of distributions	—	—	—	—
Redemption of shares	(22,673)	—	(5,091)	—

Net increase from Institutional Class capital share transactions	122,680	—	32,542	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(309,759)	89,460	(179,465)	13,263

NET ASSETS:
Beginning of Period	895,641	806,181	423,855	410,592

End of Period	$585,882	$895,641	$244,390	$423,855

TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	1,432	1,502	632	1,144
Shares issued in reinvestment of distributions	3,618	3,015	5,043	1,388
Shares redeemed	(8,912)	(4,563)	(4,044)	(4,298)

Net increase (decrease) from Investor Class share transactions	(3,862)	(46)	1,631	(1,766)

Institutional Class:
Shares sold	5,636	—	1,821	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(1,014)	—	(292)	—

Net increase from Institutional Class share transactions	4,622	—	1,529	—

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Year Ended 9/30/22(1)	Year Ended 9/30/21	Year Ended 9/30/22(1)	Year Ended 9/30/21	Year Ended 9/30/22(1)	Year Ended 9/30/21

$(3,078)	$(3,300)	$44	$(69)	$(1,175)	$(3,222)
1,372	52,489	(1,462)	6,142	9,973	49,872
56	43	(1,111)	1,199	(3,431)	1,578
(125,735)	55,538	(16,550)	2,620	(101,099)	(3,982)

(127,385)	104,770	(19,079)	9,892	(95,732)	44,246

(48,168)	(9,729)	(7,105)	(1,438)	(48,975)	(7,258)

5,044	16,851	2,838	1,664	6,246	16,569
45,254	9,419	6,538	1,387	43,077	7,067
(58,977)	(34,248)	(14,565)	(6,255)	(87,198)	(36,164)

(8,679)	(7,978)	(5,189)	(3,204)	(37,875)	(12,528)

29,189	—	6,983	—	35,305	—
—	—	—	—	—	—
(3,391)	—	(1,016)	—	(11,504)	—

25,798	—	5,967	—	23,801	—

(158,434)	87,063	(25,406)	5,250	(158,781)	24,460

379,039	291,976	60,274	55,024	309,493	285,033

$220,605	$379,039	$34,868	$60,274	$150,712	$309,493

126	342	157	67	321	597
967	199	310	62	1,915	289
(1,441)	(705)	(797)	(270)	(4,413)	(1,436)

(348)	(164)	(330)	(141)	(2,177)	(550)

677	—	379	—	1,617	—
—	—	—	—	—	—
(104)	—	(64)	—	(702)	—

573	—	315	—	915	—

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO FOCUS FUND
Investor Class:	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

Net Asset Value, Beginning of Period	$28.84	$25.92	$18.59	$20.17	$19.63

Income from Investment Operations:
Net investment loss	(0.09)	(0.22)	(0.10)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments	(7.13)	5.74	8.92	0.25	3.82
Total from investment operations	(7.22)	5.52	8.82	0.21	3.73

Distributions & Other:
Net realized gains	(3.21)	(2.60)	(1.49)	(1.79)	(3.19)
Total distributions and other	(3.21)	(2.60)	(1.49)	(1.79)	(3.19)

Net Asset Value, End of Period	$18.41	$28.84	$25.92	$18.59	$20.17

Total Return	(28.30)%	22.52%	50.71%	2.52%	21.78%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$500,599	$895,641	$806,181	$554,645	$606,014
Ratio of net expenses (before expenses paid indirectly) to average net assets(4)	1.02%	1.26%	1.24%	1.02%	1.21%
Ratio of net investment loss to average net assets(5)	(0.25)%	(0.79)%	(0.53)%	(0.19)%	(0.48)%
Ratio of total expenses to average net assets(6)	1.02%	1.26%	1.24%	1.02%	1.21%
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(7)	(0.25)%	(0.79)%	(0.53)%	(0.19)%	(0.48)%
Portfolio turnover rate	102%	28%	45%	42%	53%

Institutional Class:	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$26.98

Income from Investment Operations:
Net investment income (loss)	0.04
Net realized and unrealized losses on investments	(8.57)
Total from investment operations	(8.53)

Net Asset Value, End of Period	$18.45

Total Return	(31.62	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$85,283
Ratio of net expenses (before expenses paid indirectly) to average net assets(4)	0.65	%(3)
Ratio of net investment income (loss) to average net assets(5)	0.24	%(3)
Ratio of total expenses to average net assets(6)	0.65	%(3)
Ratio of net investment income (loss) (before waivers, recoupment and expenses paid indirectly) to average net assets(7)	0.24	%(3)
Portfolio turnover rate	102	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.

(5)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(6)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(7)	Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND					MARSICO MIDCAP GROWTH FOCUS FUND
Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

$29.78	$25.66	$18.75	$20.69	$18.47	$52.48	$39.52	$33.70	$33.18	$26.19

(0.15)	(0.35)	(0.14)	(0.08)	(0.09)	(0.44)	(0.47)	(0.39)	(0.20)	(0.25)
(7.25)	6.85	8.92	0.34	4.06	(15.83)	14.77	7.30	2.15	7.24
(7.40)	6.50	8.78	0.26	3.97	(16.27)	14.30	6.91	1.95	6.99

(8.33)	(2.38)	(1.87)	(2.20)	(1.75)	(6.60)	(1.34)	(1.09)	(1.43)	—
(8.33)	(2.38)	(1.87)	(2.20)	(1.75)	(6.60)	(1.34)	(1.09)	(1.43)	—

$14.05	$29.78	$25.66	$18.75	$20.69	$29.61	$52.48	$39.52	$33.70	$33.18

(34.81)%	26.51%	51.11%	3.16%	23.10%	(35.52)%	36.56%	21.15%	6.88%	26.69%

$222,871	$423,855	$410,592	$259,305	$298,940	$203,593	$379,039	$291,976	$282,779	$272,867
1.19%	1.37%	1.45%	1.27%	1.25%	1.34%	1.33%	1.40%	1.30%	1.21%
(0.84)%	(1.07)%	(0.85)%	(0.40)%	(0.46)%	(1.05)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%
1.19%	1.34%	1.50%	1.27%	1.25%	1.34%	1.33%	1.40%	1.30%	1.21%
(0.84)%	(1.04)%	(0.90)%	(0.40)%	(0.46)%	(1.05)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%
117%	58%	77%	39%	40%	55%	20%	38%	34%	90%

Period Ended 9/30/22(1)		Period Ended 9/30/22(1)

$21.57		$44.83

(0.07)		(0.22)
(7.42)		(14.93)
(7.49)		(15.15)

$14.08		$29.68

(34.72	)%(2)	(33.79	)%(2)

$21,519		$17,012
0.92	%(3)	1.11	%(3)
(0.51	)%(3)	(0.75	)%(3)
0.92	%(3)	1.11	%(3)
(0.51	)%(3)	(0.75	)%(3)
117	%(2)	55	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investor Class:	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

Net Asset Value, Beginning of Period	$23.79		$20.57	$18.47	$20.23	$19.30

Income from Investment Operations:
Net investment income (loss)	(0.01	)(5)	(0.04)	0.04	0.01	(0.09)
Net realized and unrealized gains (losses) on investments	(7.14)		3.81	2.87	(0.35)	1.02
Total from investment operations	(7.15)		3.77	2.91	(0.34)	0.93

Distributions & Other:
Net investment income	—		—	(0.07)	—	—
Net realized gains	(2.80)		(0.55)	(0.74)	(1.42)	—
Total distributions and other	(2.80)		(0.55)	(0.81)	(1.42)	—

Net Asset Value, End of Period	$13.84		$23.79	$20.57	$18.47	$20.23

Total Return	(34.08)%		18.48%	16.14%	(0.37)%	4.82%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$30,503		$60,274	$55,024	$53,311	$62,152
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.50%		1.50%	1.50%	1.50%	1.52%
Ratio of net investment income (loss) to average net assets(7)	0.07%		(0.11)%	0.28%	0.14%	(0.33)%
Ratio of total expenses to average net assets(8)	1.71%		1.68%	1.81%	1.72%	1.59%
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(9)	(0.14)%		(0.29)%	(0.03)%	(0.08)%	(0.40)%
Portfolio turnover rate	18%		50%	60%	57%	33%

Institutional Class:	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$20.20

Income from Investment Operations:
Net investment income (loss)	0.03
Net realized and unrealized losses on investments	(6.37)
Total from investment operations	(6.34)

Net Asset Value, End of Period	$13.86

Total Return	(31.39	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.25	%(3)
Ratio of net investment income (loss) to average net assets(7)	0.31	%(3)
Ratio of total expenses to average net assets(8)	1.81	%(3)
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(9)	(0.25	)%(3)
Portfolio turnover rate	18	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Less than $0.01.

(5)	Due to timing of share activity, per share amount shown does not correlate with the amount reflected on the Statement of Operations.

(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.

(7)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(8)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(9)	Ratio of net investment loss to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GLOBAL FUND
Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

$25.93	$22.83	$16.06	$17.16	$15.13

(0.17)	(0.28)	(0.19)	(0.12)	0.11
(7.58)	3.97	6.96	(0.82)	3.26
(7.75)	3.69	6.77	(0.94)	3.37

—	—	—	—	—
(4.06)	(0.59)	—	(0.16)	(1.34)
(4.06)	(0.59)	—	(0.16)	(1.34)

$14.12	$25.93	$22.83	$16.06	$17.16

(35.55)%	16.33%	42.15%	(5.36)%	23.94%

$137,752	$309,493	$285,033	$228,893	$286,514
1.45%	1.45%	1.45%	1.45%	1.48%
(0.56)%	(1.03)%	(0.84)%	(0.55)%	(0.87)%
1.37%	1.37%	1.73%	1.41%	1.59%
(0.48)%	(0.95)%	(1.12)%	(0.51)%	(0.98)%
100%	65%	51%	67%	89%

Period Ended 9/30/22(1)

$22.30

—	(4)
(8.13)
(8.13)

$14.17

(36.46	)%(2)

$12,960
1.06	%(3)
(0.02	)%(3)
1.06	%(3)
(0.02	)%(3)
100	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2022

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21st Century Fund.

On November 17, 2021, the Funds’ Board of Trustees approved a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act (i) to divide the shares of each Fund into two classes, (ii) to authorize and designate a new Institutional Class of shares for each of the Funds and (iii) to redesignate the existing shares of each of the Funds as Investor Class shares. Effective December 6, 2021, the Institutional Class shares for each of the Funds commenced operations and the existing shares of each of the Funds were redesignated as Investor Class shares. Shares of each class of the Funds represent an equal pro rata interest in such Fund and generally have identical voting, distribution, liquidation and other rights/privileges except that each class shall (a) have a different designation; (b) bear any class expenses; (c) have exclusive voting rights on any matter submitted to shareholders that relates solely to its administration or distribution arrangement; (d) have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (e) have different shareholder investment minimum requirements.

Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 22%, 31%, 26%, 34%, and 59% of the outstanding Institutional Class shares of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, as of September 30, 2022. Percentage ownership of each Fund is significant as the Institutional Class of shares of each Fund only recently commenced operations and the Institutional Class of shares for each Fund were initially funded by conversions of Investor Class shares in certain accounts attributed to Trustees and executive officers of the Trust.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, “Financial Services — Investment Companies” (“ASC 946”). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)

Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act (“Rule 2a-5”)), in accordance with established procedures and under the general oversight of the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Adviser, as the Board’s valuation designee, has proposed and the Board has approved the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

The Funds began complying with Rule 2a-5 effective September 1, 2022. Effective on that date, securities for which market quotations are not readily available will have a fair value determined by the Adviser, as the Board’s valuation designee, in accordance with procedures established by the Adviser, approved by the Chief Compliance Officer, and ratified by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Funds’ procedures.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 – significant unobservable inputs (including the Fund’s assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. In accordance with established procedures and under the general oversight of the Funds’ Board of Trustees, certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios that had a fair valuation adjustment factor applied to their equity prices at the end of the reporting period are categorized as Level 2. There were no transfers into or out of Level 3 during the reporting period. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of September 30, 2022:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Communication Services	$67,635,301	$—	$—	$67,635,301
Consumer Discretionary	131,888,366	—	—	131,888,366
Consumer Staples	20,377,506	—	—	20,377,506
Energy	9,446,182	—	—	9,446,182
Financials	9,806,376	—	—	9,806,376
Health Care	64,096,174	—	—	64,096,174
Information Technology	193,421,217	—	—	193,421,217
Materials	21,050,348	—	—	21,050,348
Short-term Investments	70,376,634	—	—	70,376,634
				$588,098,104
Marsico Growth Fund
Assets
Common Stocks
Communication Services	$27,449,478	$—	$—	$27,449,478
Consumer Discretionary	43,512,242	—	—	43,512,242
Consumer Staples	14,233,530	—	—	14,233,530
Energy	2,398,070	—	—	2,398,070
Financials	6,312,265	—	—	6,312,265
Health Care	24,973,005	—	—	24,973,005
Industrials	12,800,125	—	—	12,800,125
Information Technology	83,577,830	4,129,351	—	87,707,181
Materials	4,890,454	—	—	4,890,454
Real Estate	3,617,047	—	—	3,617,047
Short-term Investments	18,475,603	—	—	18,475,603
				$246,369,000
Marsico Midcap Growth Focus Fund
Assets
Common Stocks
Communication Services	$3,637,459	$—	$—	$3,637,459
Consumer Discretionary	42,533,872	—	—	42,533,872
Energy	10,423,441	—	—	10,423,441
Financials	12,942,882	—	—	12,942,882
Health Care	16,631,259	—	—	16,631,259
Industrials	36,616,659	—	—	36,616,659
Information Technology	63,380,733	—	—	63,380,733
Real Estate	6,844,554	—	—	6,844,554
Short-term Investments	28,318,705	—	—	28,318,705
				$221,329,564

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico International Opportunities Fund
Assets
Common Stocks
Communication Services	$488,571	$3,075,127	$—	$3,563,698
Consumer Discretionary	1,464,715	3,159,547	—	4,624,262
Consumer Staples	1,034,302	2,903,628	—	3,937,930
Energy	—	546,132	—	546,132
Financials	1,728,608	2,458,217	—	4,186,825
Health Care	—	6,297,009	—	6,297,009
Industrials	—	3,185,940	—	3,185,940
Information Technology	1,260,305	3,220,367	—	4,480,672
Materials	—	1,087,328	—	1,087,328
Real Estate	404,722	—	—	404,722
Short-term Investments	2,682,728	—	—	2,682,728
				$34,997,246
Marsico Global Fund
Assets
Common Stocks
Communication Services	$—	$7,507,421	$—	$7,507,421
Consumer Discretionary	31,399,180	8,645,655	—	40,044,835
Consumer Staples	5,402,769	4,650,008	—	10,052,777
Energy	4,804,801	—	—	4,804,801
Financials	—	4,145,705	—	4,145,705
Health Care	5,591,045	14,102,513	—	19,693,558
Industrials	5,143,512	—	—	5,143,512
Information Technology	26,538,791	—	—	26,538,791
Materials	9,501,892	—	—	9,501,892
Short-term Investments	39,693,949	—	—	39,693,949
				$167,127,241

(b)

Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. Each class of shares bears a portion of their respective Fund expenses, which are allocated daily to each class of shares in proportion to their respective net assets of the Fund. Expenses directly attributable to a specific class of shares, such as distribution fees for the Investor Class, are charged directly to that class of shares. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2022, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by less than $1 (in thousands) for each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the year ended September 30, 2022. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)

Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)

Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which

NOTES TO FINANCIAL STATEMENTS

may be prior to the final determination of the REITs’ taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)

Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)

Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2022 nor did the Funds utilize derivative instruments during the year ended September 30, 2022.

(g)

Non-Interested Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“non-interested Trustees”), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of September 30, 2022 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Total distributable earnings” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the year ended September 30, 2022 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)

Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares in proportion to their respective net assets of each Fund.

(i)

Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (continued)

these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund, and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2023. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2023, upon 15 days prior notice to the Fund and its administrator. Prior to February 1, 2021, the Adviser had agreed to limit the total expenses of the Global Fund (with certain exclusions) to an annual rate of 1.45% of the average net assets attributable to Investor Class shares of the Global Fund.

The Adviser may recoup from a Fund or a share class, as applicable, fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. Additionally in accordance with the Funds’ Multi-Class Plan, eligible recoupment amounts related to periods prior to the commencement of operations of the Institutional Class may be recouped by the Adviser from the respective Fund’s Investor Class pursuant to this agreement (or a previous expense limitation agreement). Under this arrangement during the year ended September 30, 2022, the Adviser received $159 (in thousands) of reimbursement from the Global Fund’s Investor Class for previously waived or reimbursed expenses. The reimbursement amounts are reflected in “Recoupment of previously waived expenses” on the Statements of Operations. As of September 30, 2022, recoupment amounts (in thousands) that may potentially be made by the respective share class of the International Opportunities Fund and Global Fund to the Adviser are as follows:

	International Opportunities Fund		Global Fund
Year of Expiration	Investor Class	Institutional Class	Investor Class
2023	$167	$—	$382
2024	107	—	—
2025	96	18	—
	$370	$18	$382

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the year ended September 30, 2022.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board of Trustees approved a Third Amended and Restated Distribution and Service Plan (as amended, the “Plan”). The Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee. The Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets

NOTES TO FINANCIAL STATEMENTS

attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board of Trustees, and the rate may vary by Fund. The Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Plan, including non-distribution expenses, authorized by the Plan.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds, as determined by the Board of Trustees, as well as for account maintenance and personal services to Investor Class shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

Pursuant to the Plan, the Board of Trustees temporarily eliminated 12b-1 accruals for the Focus Fund’s Investor Class shares for the period from June 1, 2018 to January 31, 2021. Effective February 1, 2021, the Focus Fund began accruing 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund, continuing until such time as the Board authorizes a different rate. Each Fund currently accrues 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund until such time as the Board authorizes a different rate.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2022, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$741,404	$373,900	$153,222	$8,693	$217,578
Sales	$840,717	$421,454	$203,274	$16,740	$297,390

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Market Developments, Events, and Risks

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of individuals around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, inflation, rising interest rates, recessions or other events could have a significant negative impact on global economic and market conditions. Such events could adversely affect the operational and financial performance of the issuers of securities in which the Funds invest, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy and equity investments. The global outbreak of an infectious respiratory illness caused by a novel strain of coronavirus and its variants (“COVID-19”) has disrupted economic and financial markets, resulted in substantial market volatility and impacted the valuations of the Funds’ investments during the reporting period. The prolonged economic impact of COVID-19 remains uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the longer-term impact of the COVID-19 pandemic, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

7.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2019-2022 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2022, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2022 (continued)

At September 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$445,764	$203,898	$186,590	$34,716	$142,897

Gross Unrealized Appreciation	$157,110	$54,463	$45,880	$5,093	$29,204
Gross Unrealized Depreciation	(14,776)	(11,992)	(11,140)	(4,812)	(4,974)

Net Unrealized Appreciation on Investments	$142,334	$42,471	$34,740	$281	$24,230

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

At September 30, 2022, for federal income tax purposes, the Funds had accumulated capital loss carryforwards as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Not Subject to Expiration	$—	$4,272	$—	$—	$—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards if and to the extent a Fund is able to under the Internal Revenue Code. The Funds are permitted to carryforward capital losses incurred indefinitely.

As of September 30, 2022, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, had (in thousands) $1,804, $2,142, $2,112, $0, and $537 of qualified late-year losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the Fund’s next taxable year.

The Midcap Growth Focus Fund and International Opportunities Fund, respectively, had realized capital losses (in thousands) from transactions between November 1, 2021 and September 30, 2022 of $2,561 and $2,706. The Midcap Growth Focus Fund and International Opportunities Fund have elected to treat post-October capital losses as arising in the next fiscal year.

As of September 30, 2022, the components of accumulated earnings (loss) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Trustees’ Deferred Compensation	$(4,119)	$(1,963)	$(1,004)	$(345)	$(2,265)
Undistributed Long-Term Capital Gains	84,567	—	—	—	3,056
Tax Accumulated Earnings (Loss)	80,448	(1,963)	(1,004)	(345)	791
Accumulated Capital and Other Losses	(1,804)	(6,414)	(4,673)	(2,706)	(537)
Net Unrealized Appreciation on Investments	142,334	42,471	34,740	281	24,230
Net Unrealized Depreciation on Foreign Currency Translations	—	—	—	(11)	—
Trustees’ Deferred Compensation Mark-to-Market	1,915	606	97	21	13
Total Accumulated Earnings (Loss)	$222,893	$34,700	$29,160	$(2,760)	$24,497

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	2022		2021
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$11,039	$88,740	$13,699	$66,119
Growth Fund	27,446	92,401	11,535	26,440
Midcap Growth Focus Fund	2,237	45,931	—	9,729
International Opportunities Fund	1,774	5,331	—	1,438
Global Fund	3,670	45,305	—	7,258

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

8.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Marsico Investment Fund and Shareholders of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund (constituting The Marsico Investment Fund, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Denver, Colorado
November 16, 2022

We have served as the auditor of one or more investment companies in The Marsico Investment Fund since 1997.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2022 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees (if any), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2022” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

	Annualized expense ratio	Beginning account value April 1, 2022	Ending account value September 30, 2022	Expenses paid for the six-month period ended September 30, 2022(1)
FOCUS FUND
Investor Class:
Actual Example	0.87%	$ 1,000.00	$ 759.50	$ 3.84
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,020.64	$ 4.41

Institutional Class:
Actual Example	0.58%	$ 1,000.00	$ 760.50	$ 2.55
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,022.11	$ 2.93

GROWTH FUND
Investor Class:
Actual Example	1.16%	$ 1,000.00	$ 724.60	$ 5.00
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,019.20	$ 5.86

Institutional Class:
Actual Example	0.89%	$ 1,000.00	$ 725.80	$ 3.85
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,020.53	$ 4.51

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2022 (Unaudited) (continued)

	Annualized expense ratio	Beginning account value April 1, 2022	Ending account value September 30, 2022	Expenses paid for the six-month period ended September 30, 2022(1)
MIDCAP GROWTH FOCUS FUND
Investor Class:
Actual Example	1.40%	$ 1,000.00	$ 751.30	$ 6.14
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,017.99	$ 7.07

Institutional Class:
Actual Example	1.10%	$ 1,000.00	$ 752.70	$ 4.84
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,019.47	$ 5.58

INTERNATIONAL OPPORTUNITIES FUND
Investor Class:
Actual Example	1.50%	$ 1,000.00	$ 770.20	$ 6.66
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,017.48	$ 7.59

Institutional Class:
Actual Example	1.25%	$ 1,000.00	$ 770.90	$ 5.54
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,018.75	$ 6.31

GLOBAL FUND
Investor Class:
Actual Example	1.45%	$ 1,000.00	$ 760.00	$ 6.40
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,017.73	$ 7.33

Institutional Class:
Actual Example	1.04%	$ 1,000.00	$ 761.80	$ 4.58
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,019.80	$ 5.25

(1)	Expenses are equal to the annualized expense ratio for the respective share class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”), the Trust has adopted and implemented a Liquidity Risk Management Program (the “Program”) and Policy (the “Policy”) for the Funds. The Board designated Marsico Capital Management, LLC (or a committee of its employees representing various departments such as trading/research, compliance, legal, and operations, and one or more officers of the Trust, as available) (the “Committee”) as the Program Administrator.

The Program and Policy are reasonably designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Components of the Program and Policy include: (i) assessing each Fund’s liquidity risk based on certain factors at least annually; (ii) classifying the liquidity of each Fund’s portfolio investments into one of four designated liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions, and reviewing the classification at least monthly; (iii) confirming expectations in the Policy that the Funds do not need to set a requirement to hold a minimum amount of highly liquid investments (or Highly Liquid Investment Minimum (“HLIM”)) because each Fund primarily holds investments that are highly liquid and qualifies as a Primarily Highly Liquid Fund not subject to HLIM requirements; (iv) restricting the illiquid investments held by a Fund to no more than 15% of the Fund’s net assets and monitoring compliance with the limit; and (v) periodic reporting of liquidity information as required.

At a meeting held on May 18, 2022, the Board of Trustees reviewed the operation and effectiveness of the Program for the period from January 1, 2021 through December 31, 2021, or any later date for which relevant information was presented (the “period”). The Board had previously received interim updates on the implementation of the Program at each regularly scheduled quarterly meeting subsequent to the formal Program adoption. At the May 18, 2022 meeting, the Board reviewed a report and related information prepared by the Chief Compliance Officer on behalf of the Program Administrator and Committee regarding the operation of the Program and Policy, the adequacy and effectiveness of their implementation during the period, and other issues. The report included, among other things, a review of the Committee’s findings regarding: (A) the liquidity risk of each Fund; (B) the classification of the liquidity of each portfolio investment and review at least monthly; (C) confirmation that the HLIM is not applicable; (D) monitoring of the 15% restriction on illiquid investments held by a Fund; (E) periodic reporting of liquidity information as required; and other matters. Based upon the review, the Committee determined that the Program and Policy appeared to have operated well, and to have been implemented adequately and effectively to meet key Program requirements in facilitating the Funds’ compliance with Rule 22e-4 during the period.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2022 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2022, 31.26%, 4.71%, 37.53%, 0.38%, and 15.37% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated income dividends (in thousands) of $4,746, $1,293, $1,445, $1,665, and $1,353, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2022.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $826 of income derived from foreign sources and $60 of foreign taxes paid, for the year ended September 30, 2022.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2022, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.3280	$0.0238

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2022, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated (in thousands) $88,740, $92,401, $45,931, $5,331, and $45,305, respectively, as a 20% rate gain distribution for the purpose of the dividends paid deduction. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Cost Basis Information

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the IRS and to shareholders on Form 1099. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	5	None
Michael D. Rierson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Private investor (December 2019 - present); President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 - November 2019); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 - June 2015).	5	None
Joseph T. Willett 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	5	None
Matthew C. Flavin 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1979	Trustee	Since August 2019	Chairman and Chief Executive Officer, Concord Energy Holdings (October 2015 - present); Senior Vice President, Energy Corporation of America (March 2012 - October 2015); National Security Council/Department of Defense Senior Executive Service (November 2008 - February 2012); United States Navy (August 2002 - July 2007).	5	None
Shoshana L. Gillers 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1974	Trustee	Since April 2022	Chief Privacy Officer, TransUnion, (September 2019 - present); Assistant General Counsel, JPMorgan Chase (April 2015 - August 2019).	5	None

(1)

Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES* AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	5	None
Neil L. Gloude, CPA 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1961	Vice President, Secretary and Treasurer	Vice President and Secretary (since May 2008); Treasurer (since May 2010)	President (November 2021), Executive Vice President, Chief Financial Officer and Treasurer, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Christopher Girvan 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1972	Chief Compliance Officer	Since January 2022	Vice President and Chief Compliance Officer (January 2022), Director of Compliance, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Kristopher J. Paulsen 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1974	Chief Legal Officer	Since October 2021	Vice President and General Counsel (October 2021), Deputy General Counsel (December 2020), Associate General Counsel, Marsico Capital Management, LLC (more than five years).	N/A	N/A

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

(1)

Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

(2)	Mr. Thomas Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the Adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

©2022 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

(b) The Registrant did not disseminate any information to shareholders specified by paragraph (c)(3) of Rule 30e-3 under the Act (17 CFR 270.30e-3).

Item 2.	Code of Ethics

(a)  The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b)	Not used.

(c)  There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a).

Item 3.	Audit Committee Financial Expert

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is “independent” under the applicable rules.

Item 4.	Principal Accountant Fees and Services

  In each of the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a) Audit Fees.

2022	2021
$197,300	$201,600*

*Includes $171,600 in audit fees for the fiscal year ended September 30, 2021 and $30,000 for the review of the Funds’ amended registration statement filed in conjunction with the addition of an Institutional Share Class to each Fund.

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2022	2021
$0	$0

(c) Tax Fees.

In each of the fiscal years ended September 30, 2022 and September 30, 2021 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2022	2021
$57,250	$53,040

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended September 30, 2022 and September 30, 2021 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2022	2021
$0	$0

(e) (1)      Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)       Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph

(c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) According to PwC for the fiscal year ended September 30, 2022, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC	2022
Work performed by persons who are not full-time	0%

(g) In each of the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2022	2021
$2,000	$2,000

Non-audit services noted in 2022 and 2021 are for an accounting guidance software license utilized and paid for by the investment adviser

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

  Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

  Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

  Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

  Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

  Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 Not applicable.

Item 13.  Exhibits

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

  Not applicable.

(a)(4) Change in the registrant’s independent public accountant.

  Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer
(Principal Executive Officer)

Date:	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer
(Principal Executive Officer)

Date:	December 1, 2022

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Vice President, Secretary and Treasurer
(Principal Financial Officer)

Date:	December 1, 2022